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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
CINTAS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Dear Shareholder:

We invite you to attend our Annual Meeting of Shareholders on October 18, 2005, at 10:00 a.m. Eastern Time at Cintas' Headquarters, 6800 Cintas Boulevard, Cincinnati, Ohio.

This booklet includes formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Shareholders entitled to vote at this Annual Meeting are those of record as of the close of business on August 22, 2005. The participation of each shareholder is important. Please note that only shareholders of record or holders of valid proxies from such shareholders may attend or vote at the meeting. Since seating will be limited, we ask shareholders to call 1-866-246-8277 to make a reservation for the meeting. When making your reservation, please give your full name, company name and address. If you do not make a reservation, you may not be provided entry into the meeting due to limited space.

Upon arrival at the Annual Meeting, shareholders may be asked for a form of personal identification and proof of stock ownership. This can be in the form of a brokerage statement or proxy card. Based on this proof of ownership and the reservation system noted above, an admission ticket will be given to the shareholder at the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Whether or not you plan to attend the meeting, please complete and return your proxy form or vote by telephone or via the Internet by following the instructions on your proxy card.

Sincerely,

Richard T. Farmer
Chairman of the Board

September 1, 2005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
CINTAS CORPORATION

Time:	10:00 a.m., Eastern Time
Date:	October 18, 2005
Place:	Cintas Corporate Headquarters 6800 Cintas Boulevard Cincinnati, Ohio

Purpose:

  1.
  To elect nine directors;

  2.
  To approve the 2005 Equity Compensation Plan;

  3.
  To ratify Ernst & Young LLP as our independent registered public accounting firm for fiscal 2006;

  4.
  To vote on two shareholder proposals if properly presented; and

  5.
  To conduct other business if properly raised.

Only shareholders of record on August 22, 2005 may attend or vote at the meeting. The approximate mailing date of the Proxy Statement and accompanying Proxy Card is September 1, 2005.

The vote of each shareholder is important. You can vote your shares by completing and returning the proxy card sent to you. Shareholders can also vote their shares over the Internet or by telephone by following the voting instructions on the proxy card attachment enclosed.

Thomas E. Frooman
Vice President and Secretary – General Counsel

September 1, 2005

GENERAL INFORMATION

Who may vote

Shareholders of Cintas, recorded in our stock register on August 22, 2005, may vote at the meeting. As of that date, Cintas had 168,365,340 shares of Common Stock outstanding. Each share is entitled to one vote on each matter submitted to the shareholders at the annual meeting.

How to vote

You may vote in person at the meeting or by proxy. You may also vote by Internet or telephone using one of the methods described in the proxy card. We recommend you vote by proxy, Internet or telephone even if you plan to attend the meeting. If desired, you can change your vote at the meeting.

How proxies work

Cintas' Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

All proxies properly signed will, unless a different choice is indicated, be voted "FOR" the election of all nominees for Directors proposed by the Board of Directors, "FOR" approval of the 2005 Equity Compensation Plan, "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2006, "AGAINST" shareholder proposal one if properly presented and "AGAINST" shareholder proposal two if properly presented.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a proxy

You may revoke your proxy at any time before the vote is taken by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Cintas' Secretary in writing at the address under "Questions?" on page 22.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The director candidates receiving the most votes will be elected to fill the seats on the Board. Approval of all other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

Only votes for or against a proposal count. Abstentions and broker nonvotes count for quorum purposes, but not for voting purposes. Broker nonvotes occur when a broker returns a proxy, but does not have authority to vote on a particular proposal.

Attending in person

Only shareholders, their proxy holders and Cintas' guests may attend the meeting.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Nominating and Corporate Governance Committee of the Board of Directors has nominated for election all of our current directors, namely: Richard T. Farmer, Robert J. Kohlhepp, Scott D. Farmer, Paul R. Carter, Gerald V. Dirvin, Robert J. Herbold, Joyce Hergenhan, Roger L. Howe and David C. Phillips. Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the Annual Meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are not entitled to cumulate their votes.

Six of our nine nominees meet Nasdaq independence standards. Our Audit, Compensation and Nominating and Corporate Governance Committees are composed solely of independent directors. All directors are elected for one-year terms. Personal information on each of our nominees is given below.

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

The Board recommends you vote FOR each of the following candidates:
Richard T. Farmer[1] 70
Richard T. Farmer is the founder of Cintas Corporation. He has served as Chairman of the Board of Cintas Corporation and its predecessor companies since 1968. Prior to the founding of Cintas, Mr. Farmer worked with his family owned company, which Cintas acquired in the early 1970's. Prior to August 1, 1995, Mr. Farmer also served as Chief Executive Officer.
Robert J. Kohlhepp[1] 61
Robert J. Kohlhepp has been a Director of Cintas since 1979. He has been employed by Cintas since 1967 serving in various executive capacities including Vice President – Finance until 1979 when he became Executive Vice President. He served in that capacity until October 23, 1984, when he was elected President, a position he held until July 1997. Mr. Kohlhepp became Chief Executive Officer on August 1, 1995, and served in that capacity until July 2003. He now serves as Vice Chairman of the Board and works for Cintas in strategic planning and investor relations. He is also a Director of Parker Hannifin Corporation, Cleveland, Ohio and Eagle Hospitality Properties Trust, Covington, Kentucky.
Scott D. Farmer 46
Scott D. Farmer joined Cintas in 1981. He has held the positions of Vice President – National Account Division, Vice President – Marketing and Merchandising and Rental Division Group Vice President. In 1994, he was elected to the Board of Directors and in 1997, he was elected President and Chief Operating Officer. He was elected Chief Executive Officer in July 2003.
Paul R. Carter2&4 65
Paul R. Carter was elected a Director of Cintas in 2002. Mr. Carter formerly was a Director of Wal-Mart Stores, Inc. and its Chief Financial Officer. He retired as Executive Vice President of Wal-Mart Stores, Inc. and President of Wal-Mart's real estate division effective January 31, 2003.

Gerald V. Dirvin3&4 68
Gerald V. Dirvin was elected a Director of Cintas in 1993. Mr. Dirvin joined The Procter & Gamble Company in 1959 and served in various management positions. He retired as Executive Vice President and Director of Procter & Gamble in 1994.
Robert J. Herbold1,3&4 63
Robert J. Herbold was elected a Director of Cintas in 2001. Mr. Herbold served as Executive Vice President and Chief Operating Officer of Microsoft Corporation from 1994 until his retirement in the Spring of 2001. From 2001 until June 2003, he worked part time for Microsoft Corporation as Executive Vice President assisting in the government, industry and customer areas. Currently, he is the Managing Director of Herbold Group, LLC, a consulting firm. Mr. Herbold is also a Director of Weyerhaeuser Company, First Mutual Bank and Agilent Technologies, Inc.
Joyce Hergenhan3&4 63
Joyce Hergenhan was elected a Director of Cintas in 2004. Ms. Hergenhan was with the General Electric Company for 22 years, serving as both vice president for corporate public relations and president of the GE Foundation until her retirement in early 2004.
Roger L. Howe2,3&4 70
Roger L. Howe has been a Director of Cintas since 1979. He was Chairman of the Board of U.S. Precision Lens, Inc., until his retirement in 1997. Mr. Howe held that position in the firm for over five years. Mr. Howe is a Director of Convergys Corporation.
David C. Phillips2&4 67
David C. Phillips was elected a Director of Cintas in 2003. He was with Arthur Andersen LLP for 32 years, in which he served in several Managing Partner leadership positions. After retiring from Arthur Andersen in 1994, he became Chief Executive Officer of Downtown Cincinnati, Inc., from which he retired in 1999 to expand his financial consulting services business and to work with Cincinnati Works, Inc. Cincinnati Works, Inc. is an organization dedicated to reducing the number of people living below the poverty level by assisting them to strive towards self-sufficiency through work. He is also a Director of Meridian Bioscience, Inc. and Summit Mutual Funds.

Ages are as of September 1, 2005.

Richard T. Farmer is the father of Scott D. Farmer.

        1        Member of the Executive Committee of the Board of Directors.

        2        Member of the Audit Committee of the Board of Directors.

        3        Member of the Compensation Committee of the Board of Directors.

        4        Member of the Nominating and Corporate Governance Committee of the Board of Directors.

CORPORATE GOVERNANCE

Cintas is a Washington corporation and, therefore, governed by the corporate laws of Washington. Since its stock is publicly traded on Nasdaq and it files reports with the Securities and Exchange Commission, it is also subject to NASD rules as well as various provisions of federal securities laws as recently changed by the Sarbanes-Oxley Act.

Governance of the corporation is placed in the hands of the Directors who, in turn, elect officers to manage the business operations. The Board oversees the management of Cintas on your behalf. It reviews Cintas' long-term strategic plans and exercises direct decision making authority in all major decisions, such as significant acquisitions and the declaration of dividends. The Board also reviews financial and internal controls and management succession planning.

During fiscal 2005, the Board of Directors met on four occasions and took action by writing on one occasion. In addition, the independent directors met on three occasions during fiscal 2005 without the presence of management directors.

Cintas expects all directors to attend shareholders' meetings. All directors attended the 2004 Annual Meeting. Each of Cintas' directors attended 100% of the aggregate of all meetings of the Board and committees of which they were a member, except for Mr. Herbold who was absent from two Compensation Committee meetings.

Shareholders may communicate with the full Board or individual directors on matters concerning Cintas by mail or through our website in each case to the attention of the Secretary.

For fiscal 2005, Directors who are not employees of Cintas received a $25,000 annual retainer for serving as a Director plus $2,750 for each meeting attended. Committee members also received $1,200 for each committee meeting attended (except for telephonic meetings). Committee members received $600 for attending each telephonic meeting. Committee Chairmen (other than the Audit Committee Chairman) received an additional fee of $5,000 per year. The Audit Committee Chairman received an additional fee of $8,000 per year. Each nonemployee Director was also granted an option to purchase 1,000 shares of Common Stock at an exercise price equal to the market price on the date of grant. Directors who are employees of Cintas are not separately compensated for serving as Directors.

Nonemployee directors may elect to defer all or part of these fees either into Cintas stock equivalents with dividends or into a deferred account that earns interest at a rate equal to one-year United States Treasury Bills. Deferred fees are payable in one to 120 monthly installments beginning in a month selected by the Director, but in no case later than the first month after the Director leaves the Board.

At its meeting on April 28, 2004, the Board reviewed, approved and adopted the Cintas Code of Ethics. A copy of Cintas' Code of Ethics is available on our website, www.cintas.com.

The Directors have organized themselves into the committees described below to help carry out Board responsibilities. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board.

The Executive Committee is composed of Richard T. Farmer (Chairman), Robert J. Herbold and Robert J. Kohlhepp. It acts for the Board as required between Board meetings.

Each of the following committees is composed of nonemployee directors each of whom meets the relevant independence requirements established by Nasdaq and the Sarbanes-Oxley Act that apply to their particular assignments.

THE AUDIT COMMITTEE

The Audit Committee is governed by a written charter adopted by the Board. A copy of the current Charter was attached to the proxy statement for Cintas' 2003 Annual Shareholders' Meeting and is available on our website, www.cintas.com. Paul R. Carter has been designated as the Audit Committee financial expert by the Board of Directors.

The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee also evaluates information received from the independent registered public accounting firm and management to determine whether the registered public accounting firm is independent of management. The independent registered public accounting firm reports directly to the Audit Committee.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Cintas concerning accounting, internal accounting controls or auditing matters and has established procedures for the confidential and anonymous submission by employees of any concerns they may have regarding questionable accounting, auditing or financial matters.

The Audit Committee approves all audit and non-audit services performed for Cintas by its independent registered public accounting firm prior to the time that those services are commenced. The Chairman also has the authority to approve these services between regularly scheduled meetings. In this event, the Chairman reports approvals made by him to the full Committee at each of its meetings. For these purposes, the Committee, or its Chairman, is provided with information as to the nature, extent and purpose of each proposed service, as well as the approximate timeframe and proposed cost arrangements for that service.

During the year, the Committee has discussed with both Ernst & Young LLP and management Cintas' actions to establish controls and procedures pursuant to new requirements of the Sarbanes-Oxley Act.

Committee members: Roger L. Howe (Chairman), Paul R. Carter and David C. Phillips.

Meetings last year: Ten (Seven of which were telephonic meetings).

AUDIT COMMITTEE REPORT

The Audit Committee oversees Cintas' financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. As part of the oversight processes, the Audit Committee regularly meets with management of Cintas, Cintas' independent registered public accounting firm and Cintas' internal auditors. The Audit Committee often meets with each of these groups separately in closed sessions. Throughout the year, the Audit Committee had full access to management and the independent registered public accounting firm and internal auditors for Cintas. To fulfill its responsibilities, the Audit Committee did, among other things, the following:

  (a)
  reviewed and discussed Cintas' audited financial statements for fiscal 2005 with Cintas' management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

  (b)
  reviewed the quarterly earnings releases and 10-K and 10-Q filings prior to release;

  (c)
  reviewed management's representations that the audited financial statements were prepared in accordance with generally accepted accounting principles and fairly present the results of operations and financial position of Cintas;

  (d)
  reviewed and discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards 61 and SEC rules, including matters related to the conduct of the audit of Cintas' consolidated financial statements;

  (e)
  discussed with the independent registered public accounting firm the firm's independence from management and Cintas including the matters in the written disclosures and letter received from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1;

  (f)
  based on the discussions with management and the independent registered public accounting firm, the independent registered public accounting firm's disclosures to the Audit Committee, the representations of management and the report of the independent registered public accounting firm, recommended to the Board, which adopted the recommendation, that Cintas' audited annual financial statements be included in Cintas' Annual Report on Form 10-K for the fiscal year ended May 31, 2005, for filing with the Securities and Exchange Commission;

  (g)
  reviewed all audit and non-audit services performed for Cintas by the independent registered public accounting firm and considered whether its provision of non-audit services was compatible with maintaining its independence from Cintas;

  (h)
  consulted with counsel regarding the Sarbanes-Oxley Act of 2002 (SOX), Nasdaq's corporate governance listing standards and the corporate governance environment in general and considered any additional requirements placed on the Audit Committee as well as additional procedures or matters the Audit Committee should consider;

  (i)
  reviewed and monitored the progress and results of the testing of internal controls over financial reporting pursuant to Section 404 of SOX, reviewed a report from management and internal audit regarding the design, operation and effectiveness of internal controls over financial reporting and reviewed an attestation report from the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; and

  (j)
  examined the Audit Committee Charter to determine compliance by Cintas and the Committee with its provisions and to determine whether any revisions to the Charter were advisable. No changes were made.

The Audit Committee appointed Ernst & Young LLP as the independent registered public accounting firm to audit the financial statements of Cintas' fiscal 2005. Fees billed for services in fiscal 2005 were:

Audit Fees(1)	$567,000
Audit Related Fees(2)	$129,000
Tax Fees(3)	$219,000
All Other Fees	$0

Fees billed for services in fiscal 2004 were:

Audit Fees(1)	$293,000
Audit Related Services(2)	$143,000
Tax Fees(3)	$346,000
All Other Fees	$0

  (1)
  Audit fees for fiscal 2005 were higher than fiscal 2004 due in large part to fees relating to attestation of internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002.

  (2)
  Audit related fees include review of SEC registration statements, benefit plan audits and consultation on accounting standards or transactions.

  (3)
  Tax fees consist of assistance with international tax compliance and review of U.S. tax returns. Fees in fiscal 2004 also included international tax planning projects.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE, Roger L. Howe (Chairman), Paul R. Carter and David C. Phillips

THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for establishing compensation levels for management.

Committee members: Gerald V. Dirvin (Chairman), Robert J. Herbold, Joyce Hergenhan and Roger L. Howe.

Meetings last year: Four.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Executive Compensation Policies

Cintas' executive compensation policies are designed to support the corporate objective of maximizing the long-term financial value of Cintas for its shareholders and employees. To achieve this objective, the Committee believes it is important to provide competitive levels of compensation to attract and retain the most qualified employees, to recognize individuals who exceed expectations and to closely link executive compensation with corporate performance. The methods by which the Committee believes Cintas' long-term objectives can be achieved are through incentive compensation plans and the issuance of options to purchase Cintas' Common Stock.

The Committee established three primary components of Cintas' executive compensation plan. The three components are:

  •
  base compensation;

  •
  performance incentive compensation; and

  •
  stock-based performance compensation through stock option grants.

The Omnibus Budget Reconciliation Act of 1993 provides that compensation in excess of $1,000,000 per year paid to the chief executive officer of a company, as well as the other executive officers listed in the compensation table will not be deductible unless the compensation is performance-based and approved by shareholders. This law was not considered by the Committee in determining fiscal 2005 compensation since compensation levels were not in excess of the amounts deductible under the law.

Base Compensation

The Committee annually reviews base salaries of executive officers. The factors which influence base salary decisions are levels of responsibility, potential for future responsibility, salary levels offered by competitors and comparable companies and the overall performance of the individual. The Committee's practice in establishing salary levels is based in part on salary levels of competitively comparable jobs, but also reflects the subjective judgment of the Committee.

Based on the Committee's comparison of Cintas' overall compensation levels as a percent of revenues and net income to comparable companies in the industry, the Committee believes its overall compensation levels are appropriate.

Performance Incentive Compensation

A performance incentive compensation component, which is paid in the form of an annual cash bonus, was established by the Committee to provide a direct financial incentive to achieve corporate and individual operating goals. At the beginning of each fiscal year, the Committee establishes a target bonus for executive officers based on a target level of corporate earnings per share growth and achievement of individual goals.

Stock Option Grants

Executive compensation to reward recent performance and to motivate future performance is also provided through options granted under Cintas' Stock Option Plans. The purpose of each plan is to encourage executive officers to maintain a long-term stock ownership position in Cintas in order that their interests are aligned with those of Cintas' shareholders. The Committee, at its discretion, has the authority to determine participants in the plan, the number of shares to be granted and the option price and term. An individual's stock option award is determined on a subjective basis. Options granted to executive officers in Fiscal 2005 can be found under "Option Information."

Chief Executive Officer Compensation

The Committee established the base salary for Scott Farmer, Chief Executive Officer during 2005, based on an evaluation of Cintas' prior year's financial results, past salary levels and compensation paid to other chief executive officers in Cintas' industry, as well as other U.S. based companies. Based on the Committee's comparison of Cintas' overall compensation level for Mr. Farmer as a percent of revenue and net income to comparable companies, the Committee believes his overall compensation level is appropriate. The Committee also established a performance incentive bonus arrangement for Mr. Farmer. Based on Cintas' belief that shareholder value is enhanced by increases in earnings per share, the Committee based this arrangement for fiscal 2005 on a target level of earnings per share. Cintas achieved earnings per share of $1.74 in fiscal 2005. As such, Mr. Farmer received a bonus of $193,500.

Fiscal 2006

The Committee plans to utilize various features of the 2005 Equity Compensation Plan if it is adopted by the shareholders at this meeting. In addition to the continued use of stock options, these features will include the issuance of restricted performance stock as part of Cintas' incentive compensation programs. The Committee will continue to consider the utilization of performance-based factors in granting long-term compensation awards.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE COMPENSATION COMMITTEE, Gerald V. Dirvin (Chairman), Robert J. Herbold, Joyce Hergenhan and Roger L. Howe.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for nominating persons for election as directors at each annual shareholders' meeting, filling any Board vacancies that may arise between meetings and developing and recommending to the Board corporate governance policies and guidelines for Cintas. The Nominating and Corporate Governance Committee will consider nominees recommended by security holders in written correspondence directed to the Secretary of Cintas. A copy of the Nominating and Corporate Governance Committee Charter is available on our website, www.cintas.com.

Committee members: Robert J. Herbold (Chairman), Paul R. Carter, Gerald V. Dirvin, Joyce Hergenhan, Roger L. Howe and David C. Phillips.

Meetings last year: Three

PRINCIPAL SHAREHOLDERS

The following person is the only shareholder known by Cintas to own beneficially 5% or more of its outstanding Common Stock as of August 22, 2005:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Richard T. Farmer[1]	23,027,933[2]	13.7%

  1
  The mailing address of Richard T. Farmer is Cintas Corporation, 6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio 45262-5737.

  2
  Includes 93,152 shares owned by Mr. Farmer's wife, 92,925 shares owned by a corporation controlled by Mr. Farmer, 2,353,307 shares held in trust for members of Mr. Farmer's family and 20,487,371 shares held by a family partnership.

DIRECTOR AND EXECUTIVE OFFICER INFORMATION

These tables show how much Cintas Corporation Common Stock each director and executive officer of Cintas named in the summary compensation table owned on August 22, 2005.

		Common Stock Beneficially Owned(1)
Name and Age of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership		Percent of Class
Richard T. Farmer 70	Chairman of the Board	23,027,933	(2)	13.7%
Robert J. Kohlhepp 61	Vice Chairman of the Board	2,898,179	(3)	1.7%
Scott D. Farmer 46	President, Chief Executive Officer and Director	984,350(4)		*
Paul R. Carter 65	Director	3,000		*
Gerald V. Dirvin 68	Director	33,444		*
Robert J. Herbold 63	Director	4,000		*
Joyce Hergenhan 63	Director	1,500		*
Roger L. Howe 70	Director	1,018,184	(5)	*
David C. Phillips 67	Director	2,350	(6)	*
William C. Gale 53	Senior Vice President and Chief Financial Officer	46,407		*
Thomas E. Frooman 38	Vice President and Secretary – General Counsel	40,027		*
Karen L. Carnahan 51	Vice President and Treasurer	62,809		*
All Directors and Executive Officers as a Group (12 persons)		28,122,183	(7)	16.7%

  Ages are as of September 1, 2005.

  * Less than 1%

  (1)
  Included in the amount of Common Stock beneficially owned are the following shares of Common Stock for options exercisable within 60 days: Mr. Kohlhepp – 30,000 shares; Mr. S. Farmer – 82,000 shares; Mr. Carter – 2,000 shares; Mr. Dirvin – 15,000 shares; Mr. Herbold – 3,000 shares; Ms. Hergenhan – 500 shares; Mr. Howe – 12,000 shares; Mr. Phillips – 1,250 shares; Mr. Gale – 32,513 shares; Mr. Frooman – 40,000 shares and Ms. Carnahan – 24,700 shares.

  (2)
  See Principal Shareholders on page 9.

  (3)
  Includes 277,490 shares held in trust for members of Mr. Kohlhepp's family, 86,016 shares held by a corporation that is controlled by Mr. Kohlhepp and 1,783,025 shares held by a family partnership.

  (4)
  Includes 337,350 shares held in trust for the benefit of Mr. Farmer's children, 4,038 shares owned by Mr. Farmer's wife and 83,880 shares held by a limited partnership.

  (5)
  Includes 161,472 shares owned by a limited partnership, 760,712 shares held in trust and 84,000 shares owned by Mr. Howe's wife as trustee.

  (6)
  Includes 500 shares held by a family trust.

  (7)
  Includes options for 242,963 shares, which are exercisable within 60 days.

The following is a description of our non-director executive officers:

William C. Gale joined Cintas in April 1995 as Vice President – Finance and Chief Financial Officer. He was appointed Senior Vice President in July 2003. He is responsible for finance, accounting, administration and acquisitions.

Thomas E. Frooman joined Cintas in December 2001 as Vice President and Secretary – General Counsel. From July 1997 through December 2001, he was a member of the law firm Keating Muething & Klekamp, PLL.

Karen L. Carnahan joined Cintas in 1979. She has held various accounting and finance positions with Cintas. In March 1992, she was elected Treasurer of Cintas and was elected Vice President of Cintas in July 1997.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Cintas' executive officers, directors and persons who own more than ten percent of Cintas' Common Stock to file reports of ownership with the Commission and to furnish Cintas with copies of these reports. Based solely upon its review of reports received by it, or upon written representation from certain reporting persons that no reports were required, Cintas believes that during fiscal 2005 all filing requirements were met, except that a Form 5 was untimely filed relating to a gift of shares by a charitable trust organized by Roger Howe.

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)		Shares Underlying Option Grants (#)	All Other Compen- sation($)(1)
Robert J. Kohlhepp Vice Chairman of the Board	2005 2004 2003	400,000 423,983 543,900	— — —	— 45,444 67,511	(2) (2)	— — —	7,985 8,370 7,702
Scott D. Farmer President, Chief Executive Officer and Director	2005 2004 2003	600,000 550,000 499,500	193,500 — —	— — —		25,000 50,000 —	7,800 7,981 7,665
William C. Gale Senior Vice President and Chief Financial Officer	2005 2004 2003	350,000 320,000 288,600	82,000 34,954 —	— — —		15,000 — 12,500	7,652 7,866 7,763
Thomas E. Frooman Vice President and Secretary – General Counsel	2005 2004 2003	300,000 275,000 240,750	100,250 35,000 —	— — —		15,000 — 35,000	7,555 7,673 3,267
Karen L. Carnahan Vice President and Treasurer	2005 2004 2003	275,000 250,000 222,000	27,750 17,038 —	— — —		10,000 3,000 4,000	7,848 7,957 8,001

  (1)
  The Cintas Partners' Plan is a noncontributory employee stock ownership plan and profit sharing plan with a 401(k) savings feature which covers substantially all employees. Included above are the dollars contributed by Cintas pursuant to the Partners' Plan.

  (2)
  Represents compensation associated with the use of Cintas' aircraft ($13,969 and $44,809 in 2004 and 2003 respectively), financial planning ($18,750 and $11,250 in 2004 and 2003, respectively) and other expense reimbursements.

OPTION INFORMATION

The following table sets forth information regarding stock options granted to the executives named in the Summary Compensation Table during fiscal 2005:

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal 2005
			Exercise Price ($/Sh.)	Expiration Date
Name					5%	10%
Robert J. Kohlhepp	—	N/A	N/A	N/A	N/A	N/A
Scott D. Farmer	25,000	1.66%	42.06	7/26/14	661,283	1,675,820
William C. Gale	15,000	1.00%	42.06	7/26/14	396,770	1,005,492
Thomas E. Frooman	15,000	1.00%	42.06	7/26/14	396,770	1,005,492
Karen L. Carnahan	10,000	..67%	42.06	7/26/14	264,513	670,328

The following table sets forth information regarding stock options exercised by the executives named in the Summary Compensation Table during fiscal 2005 and the value of in-the-money unexercised options held by them as of May 31, 2005:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Unexercised Options at May 31, 2005		Value of Unexercised In- The-Money Options at May 31, 2005($)(1)
	Shares Acquired on Exercise (#)	Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert J. Kohlhepp	150,000	4,575,495	27,000	3,000	282,440	70,610
Scott D. Farmer	3,000	79,450	61,000	114,000	373,520	730,429
William C. Gale	10,749	334,542	37,013	31,500	464,147	222,580
Thomas E. Frooman	—	—	40,000	35,000	—	136,000
Karen L. Carnahan	4,800	160,056	27,700	17,800	368,569	92,066

  (1)
  Value is calculated as the difference between the fair market value of the Common Stock on May 31, 2005 ($40.37 per share) and the exercise price of the options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Cintas provides its Chairman, Richard T. Farmer, with personal use of the company aircraft. Cintas computes a compensation amount related to such use under the United States Treasury regulations which is then recognized by Mr. Farmer in his annual compensation. The compensation expense associated with the use of the aircraft by Mr. Farmer was $63,536 in fiscal 2005. In addition, Mr. Farmer received financial planning, Partners' Plan contributions and other reimbursements of $32,506 in fiscal 2005.

APPROVAL OF THE 2005 EQUITY COMPENSATION PLAN
(Item 2 on the Proxy Card)

Cintas currently utilizes Stock Option Plans previously approved by Shareholders to grant incentive or non-qualified stock options to employees and Directors' Stock Option Plans to grant non-qualified options to nonemployee directors. As of May 31, 2005, there were options outstanding under these plans to purchase 6,499,920 shares and there are 4,529,875 shares available for the grant of additional options.

Objectives of the 2005 Equity Compensation Plan

The purposes of the 2005 Equity Compensation Plan (the Plan) are to enable Cintas and its subsidiaries to compete successfully in retaining and attracting key employees, directors and advisors of outstanding ability, to stimulate the efforts of such persons toward Cintas' objectives and to encourage the alignment of their interests with those of Cintas' shareholders. The Board of Directors desires additional flexibility regarding the type of equity compensation Cintas may award in the future. Approval of the 2005 Equity Compensation Plan, as a replacement of existing stock option plans, would provide such flexibility and allow equity compensation to be awarded in the form of stock options, stock appreciation rights, restricted and unrestricted stock awards, performance awards and other stock unit awards.

Administration of the Plan

The Plan shall be administered by the Compensation Committee. The Committee shall have the authority to:

  •
  select persons to whom awards may be granted;

  •
  determine the types and combinations of awards;

  •
  determine the number of Common Stock or monetary units which may be subject to each award;

  •
  determine the terms and conditions of each award; and

  •
  modify or waive certain restrictions, limitations, terms or conditions of previously granted awards in a manner consistent with the Plan.

Types of Awards

Stock Options

 The Plan provides that the purchase price of Cintas' Common Stock purchasable under any stock option (incentive stock option or non-qualified stock option) shall be determined by the Committee, provided that the purchase price of any incentive stock option shall not be less than 100% of the fair market value of Cintas' Common Stock on the date that the option is granted. Payment of the purchase price for option shares must be made in cash unless some other form of consideration is approved by the Committee at or after grant.

The period of any option shall be determined by the Committee, but no stock option may be exercised later than ten years after the date of grant. No person may receive options for more than 200,000 shares of Common Stock in any twelve month period. Incentive stock options granted to persons owning more than 10% of the voting power of Cintas must be at 110% of fair market value and may not be for a term of more than five years.

Each nonemployee director is granted a non-qualified option to purchase 1,000 shares of Common Stock at the time of election or re-election to the Board of Directors.

Stock Appreciation Rights

 A Stock Appreciation Right (SAR) represents the right to receive, for each unit awarded, cash and/or Common Stock of Cintas equal in value to the excess of the fair market value of one share on the date of exercise of the SAR over the reference price per share established on the date the SAR was granted. The Plan provides that the Committee may grant SARs to any eligible employee, advisor or nonemployee director in accordance with terms and conditions established by the Committee. A SAR shall have a term of no longer than ten years from its grant date. SARs may be granted in tandem with stock options or separately as a non-tandem SAR.

Restricted and Unrestricted Stock Awards

 Restricted stock awards will consist of Cintas' Common Stock which is subject to such conditions, restrictions and limitations as the Committee determines to be appropriate. With respect to Cintas' shares awarded as restricted stock, the recipient shall have all rights of a shareholder of Cintas, including the right to vote and the right to receive cash dividends, during the vesting period. Upon termination of employment during the restriction period, all restricted stock shall be forfeited subject to such exceptions as are authorized by the Committee as to termination of employment, retirement, disability, death or special circumstances. The Committee may also issue unrestricted shares on a bonus basis for no cash consideration.

Performance Awards

 The Plan provides that the Committee may, in its discretion, grant Performance Awards to eligible employees and advisors. A Performance Award shall consist of the right to receive either Common Stock or cash of an equivalent value, or a combination of both, at the end of a specified performance period or a fixed dollar amount payable in cash or Common Stock, or a combination of both, at the end of a specified performance period. The Committee shall determine the persons to whom and the time or times at which Performance Awards shall be granted, the number of Common Stock or the amount of cash to be awarded to any person, the duration of the period during which, and the conditions under which a participant's Performance Award will vest and any other terms and conditions of the Performance Award.

Other Stock Unit Awards

 The Plan provides that the Committee is authorized to grant to eligible employees of Cintas and its affiliates, either alone or in addition to other awards granted under the Plan, awards of Common Stock or other securities of Cintas or any subsidiary of Cintas and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock or other securities of Cintas or any Cintas subsidiary ("Other Stock Unit Awards"). Other Stock Unit Awards may be paid in cash, Common Stock, other property or in a combination thereof, as the Committee shall determine. The Committee shall determine the employees to whom Other Stock Unit Awards are to be made, the times at which such Awards are to be made, the number of Common Stock to be granted pursuant to such awards and all other conditions of such awards. Common Stock (including securities convertible into Common Stock) and other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Common shares (including securities convertible into Common Stock) and other securities purchased pursuant to purchase rights granted pursuant to Other Stock Unit Awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the fair market value of such Common Stock or other securities on the date of grant, unless the Committee otherwise elects.

Performance Standards

 The Committee may condition the grant or vesting of an Award upon the attainment of specified performance goals, including but not limited to, appreciation in the fair market value, book value or other measure of value of the shares; the performance of Cintas or groups within Cintas based on increase in sales, earnings (which may include an add back for taxes, interest, and/or depreciation and amortization), operating earnings, profit margins, earnings per share, cash flow, favorable comparison to established budgets, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, market share, comparisons with various stock market indices, reduction in costs or a combination of such factors; personal performance measures or such other similar factors or criteria as the Committee shall determine.

Termination and Acceleration of Awards

Awards terminate immediately if employment is terminated for cause. Upon death, disability or retirement, options may be exercised to the extent vested for a period of one year after the date of death, or disability, or retirement. If a Participant's employment or service is involuntarily terminated without cause (as determined by the Committee in its sole discretion) during the twenty-four month period following a Change in Control of Cintas, all awards will also become exercisable in full. A Change in Control is deemed to have occurred if anyone, other than a fiduciary holding securities under an employee benefit plan of Cintas and other than Richard T. Farmer and James J. Gardner and their respective heirs, lineal descendants, legatees and representatives and the trustee of any bona fide trust in which one or more of the foregoing are the sole beneficiaries or grantors, becomes the beneficial owner, as defined under the Securities Exchange Act of 1934, of 25% or more of the voting power of Cintas or if there is a change in a majority of the Board of Directors effected without the approval of two-thirds of the then current directors.

Amendment and Termination of the 2005 Equity Compensation Plan

The Plan may be amended or terminated by the Board of Directors provided that no such action shall impair the rights of a participant without the participant's consent and provided that no amendment which shall increase the total number of Common Stock reserved for issuance under the Plan shall be made without shareholder approval.

Federal Income Tax Consequences

The grant of an option or Stock Appreciation Right will create no tax consequences for an optionee or Cintas. Upon exercising a non-qualified stock option or SAR, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of Common Stock on the date of exercise and Cintas will be entitled to a tax deduction for the same amount. There is no regular income tax consequence for the optionee upon an exercise of an incentive stock option, and no deduction is available to Cintas unless the Common Stock is sold within two years of the grant of the option or one year from its exercise, in which case the tax treatment will be that accorded to the exercise of a non-qualified option.

With respect to other awards granted under the Plan that are settled either in cash or in Common Stock, or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of Common Stock or other property received and Cintas will be entitled to a tax deduction for the same amount. With respect to awards that are settled in Common Stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; Cintas will be entitled to a tax deduction for the same amount.

Shares Available for Award

The Board of Directors believes it appropriate for the 2005 Equity Compensation Plan to make available 14,000,000 shares of Common Stock for potential awards in any of the manners described above. If the 2005 Equity Compensation Plan is approved, it is the intention of the Board of Directors that no more shares would be granted under presently existing Option Plans. The per share closing price of Cintas' Common Stock on August 22, 2005 was $42.05.

This description of the Plan is not complete and is qualified in its entirety to the Plan, which is available on our website, www.cintas.com.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 3 on the Proxy Card)

Although not required, the Board is seeking shareholder ratification of the selection by the Audit Committee of Ernst & Young LLP as Cintas' independent registered public accounting firm for fiscal 2006. If shareholders do not ratify this selection, the Audit Committee intends to continue the employment of Ernst & Young LLP at least through fiscal 2006, as the new fiscal year has already commenced. However, the Audit Committee will take the vote into account in selecting the independent registered public accounting firm for fiscal 2007. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions that may be asked by shareholders.

COMMON STOCK PERFORMANCE GRAPH

The following graph summarizes the cumulative return on $100 invested in Cintas' Common Stock, the S&P 500 Stock Index and the common stocks of the three largest publicly traded companies engaged primarily in the uniform related industry determined by net assets at year end (the "Peer Index"). The companies included in the Peer Index are Aramark Corporation, G & K Services, Inc. and UniFirst Corporation.

Total shareholder return was based on the increase in the price of the stock and assumed reinvestment of all dividends. Further, total return was weighted according to market capitalization of each company. The companies in the Peer Index are not the same as those considered by the Compensation Committee.

TOTAL SHAREHOLDER RETURNS
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

OTHER ITEMS TO BE VOTED ON BY SHAREHOLDERS

First Shareholder Proposal
(Item 4 on the Proxy Card)

The Laborers' Local Union and District Council Pension Fund has advised us that it intends to present the following proposal:

  RESOLVED, that stockholders of the Cintas Corporation ("Cintas") urge the Board of Directors to take the necessary steps to amend the by-laws to require that, subject to any presently existing contractual obligations of the Company, the Chairman of the Board of Directors be an independent director who has not previously served as an executive officer of Cintas. The policy should also specify (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders, and (b) that compliance with the policy is excused if no independent director is available and willing to serve as chairman.

Supporting Statement

The Board of Directors is elected by shareholders to oversee management and its Chairman provides leadership for the Board.

We believe that to be effective, a board of directors must be led by a Chairman who is independent of management, for, in our opinion, having the same individual serve as both Chairman and CEO necessarily impairs the Chairman's ability to hold the CEO accountable.

The Conference Board recently issued a report on corporate governance. The Commission's members include John Snow, U.S. Treasury Secretary and Former Chairman of CSX Corporation; John Bogle, the Founder and former Chairman of Vanguard Group; Arthur Levitt Jr., former SEC Chairman; and former Federal Reserve System Chairman Paul Volcker. Its report stated:

  The Commission is profoundly troubled by the corporate scandals of the recent past. The primary concern in many of these situations is that strong CEOs appear to have exerted a dominant influence over their boards, often stifling the efforts of directors to play the central oversight role needed to ensure a healthy system of corporate governance....

  The Conference Board Commission on Public Trust and Private Enterprise, Findings and Recommendations, Jan. 9, 2003.

The Report discussed three principal approaches to provide the appropriate balance between board and CEO functions, including:

  The roles of Chairman and CEO would be performed by two separate individuals, and the Chairman would be one of the independent directors. The Commission recommends that each corporation give careful consideration, based on its particular circumstances, to separating the offices of the Chairman and Chief Executive Officer. The Commission believes that separating the positions of Chairman and CEO is fully consistent with the objectives of the Sarbanes-Oxley Act, the proposed New York Stock Exchange listing requirements, and the proposed Nasdaq requirements, and that separating the roles of Chairman and CEO enhances implementation of the Act and stock exchange reforms.

We urge your support FOR this proposal to require that the Chairman of the Board of Directors be an independent director.

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

The composition of Cintas' Board of Directors is governed by Nasdaq rules requiring that a majority of directors meet independence standards established by Nasdaq. Cintas' Board meets those standards. The Nasdaq standards are not concerned with the identity of the Chairman of the Board.

Traditionally, corporations have utilized the experience gained in their operations by current and former executive officers when filling the Chairman's position. If the proponent's policy were adopted, Cintas' Board would not have the option to turn to persons experienced at the executive level in Cintas' operations when choosing a Chairman. For example, if Cintas followed the policy urged by this proposal, its present Chairman, Richard Farmer, who served as Chief Executive Officer until August 1995 and is a founder of the Company, would not be eligible to serve as Chairman.

The Board believes that it is extremely important for the Chairman of the Board to have a deep knowledge of the company and the industry in which it operates and that having an outsider serve in this position would not be in the best interests of the shareholders. Therefore, it sees no benefit to the proposal, but rather believes that it could work to Cintas' detriment in depriving it of the ability to choose experienced leadership to head the Board of Directors.

Accordingly, the Board requests a vote AGAINST this proposal.

Second Shareholder Proposal
(Item 5 on the Proxy Card)

The United Brotherhood of Carpenters Pension Fund has advised us that it intends to present the following proposal:

  RESOLVED, that the shareholders of Cintas Corporation ("Company") hereby request that the Board of Directors initiate the appropriate process to amend the Company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Our Company is incorporated in Washington. Among other issues, Washington corporate law addresses the issue of the level of voting support necessary for a specific action, such as the election of corporate directors. Washington law provides that unless otherwise provided in the articles of incorporation, the plurality vote standard will be in effect regarding the election of directors. (Revised Code of Washington, Section 23B.07.280, Voting for directors – Cumulative voting). Section 4.3.2 Election of the Company's Restated Bylaws states that at each election of directors, the persons receiving the greatest number of votes shall be the directors.

We feel that it is appropriate and timely for the Board to initiate a change in the Company's director election vote standard. Specifically, this shareholder proposal urges that the Board of Directors initiate a change to the director election vote standard to provide that in director elections a majority vote standard will be used in lieu of the Company's current plurality vote standard. Specifically, the new standard should provide that nominees for the board of directors must receive a majority of the vote cast in order to be elected or reelected to the Board.

Under the Company's current plurality vote standard, a director nominee in a director election can be elected or re-elected with as little as a single affirmative vote, even while a substantial majority of the votes cast are "withheld" from that director nominee. So even if 99.99% of the shares "withhold" authority to vote for a candidate or all the candidates, a 0.01% "for" vote results in the candidate's election or re-election to the board. The proposed majority vote standard would require that a director receive a majority of the vote cast in order to be elected to the Board.

It is our contention that the proposed majority vote standard for corporate board elections is a fair standard that will strengthen the Company's governance and the Board. Our proposal is not intended to limit the judgment of the Board in crafting the requested governance change. For instance, the Board should address the status of incumbent directors who fail to receive a majority vote when standing for re-election under a majority vote standard or whether a plurality director election standard is appropriate in contested elections.

We urge your support of this important director election reform.

The Board of Directors recommends a vote AGAINST this proposal for the following reasons:

The Board of Directors believes it is vital that Cintas always have a full Board of Directors composed of the required number of individuals qualified to meet the various independence requirements of Nasdaq and federal securities laws and also to provide overall guidance for the Company's business operations. Cintas' directors are now elected under the plurality voting system authorized by its state of incorporation, Washington. This system guarantees that there will always be a full complement of directors because those nominees who receive the greatest number of votes win the election.

The Board believes that the majority voting system could be disruptive to the Board and its functions. If one or more directors were not elected in an uncontested election, a question would arise as to the status of those persons. Would they stay on until their successors are elected and qualified or would the Company have to have a special shareholders' meeting with all of the expense and time that that involves or would those persons resign with the remaining Board members filling a vacancy? In a contested election, in which there would be more nominees than seats, it is possible that no one would win a majority thereby leaving the incumbent Board in place. These possibilities and other reasons led the legislatures of most states to establish plurality voting in the election of directors. Some states, like Ohio, in which Cintas is headquartered, provide only for plurality voting. Other states, such as Washington, establish the plurality voting system as a standard, subject to change by shareholders when circumstances warrant.

The Board sees no reason to depart from the plurality voting system, which has served Cintas well and which it believes will continue to provide a Board of Directors able to function effectively for Cintas.

Accordingly, the Board requests a vote AGAINST the proposal.

Upon oral or written request to Tom Frooman, Secretary, 6800 Cintas Boulevard, Cincinnati, OH 45262, Cintas will provide the name, address and number of voting securities held by the proponents of Items 4 and 5.

PROPOSALS FOR NEXT YEAR

Shareholders who desire to have proposals included in the Notice for the 2006 Shareholders' Meeting must submit their proposals in writing to Cintas at its offices on or before May 4, 2006.

The form of Proxy for Cintas' Annual Meeting of Shareholders grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in Cintas' Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2006 Shareholders' Meeting, it must be received prior to July 18, 2006.

Cintas' Bylaws requires that items of new business and nominees for director be presented at least 15 days prior to the date of the meeting.

OTHER MATTERS

Cintas knows of no other matters to be presented at the meeting other than those specified in the Notice.

QUESTIONS?

If you have questions or need more information about the annual meeting, write to:

    Thomas E. Frooman
    Vice President and Secretary – General Counsel
    6800 Cintas Boulevard
    P. O. Box 625737
    Cincinnati, Ohio 45262-5737

or call (513) 459-1200.

For information about your record holding, call Computershare Investor Services at 1-888-294-8217. We also invite you to visit Cintas' Internet site at www.cintas.com. Internet site materials are for your general information and are not part of this proxy solicitation.

CINTAS CORPORATION

2005 EQUITY COMPENSATION PLAN

October 18, 2005

i

Article 9	PERFORMANCE AWARDS		9
	9.1	Performance Awards	9
	9.2	Terms and Conditions of Performance Awards	10
Article 10	OTHER STOCK UNIT AWARDS		10
Article 11	TRANSFERABILITY OF AWARDS		10
Article 12	TERMINATION OF AWARDS		11
	12.1	Termination of Awards	11
	12.2	Acceleration of Vesting and Extension of Exercise Period Upon Termination	12
	12.3	Additional Terms	12
Article 13	DEFERRALS		12
Article 14	TERMINATION OR AMENDMENT OF PLAN		12
Article 15	GENERAL PROVISIONS		13
	15.1	No Right to Continued Employment or Business Relationship	13
	15.2	No Right to Award	13
	15.3	No Claim/Uniformity	13
	15.4	Acceptance of Award Agreement	13
	15.5	Certificates for Shares	13
	15.6	No Offer to Sell Securities	13
	15.7	Other Plans	13
	15.8	Withholding of Taxes	13
	15.9	Reimbursement of Taxes	14
	15.10	Grants to Covered Employees	14
	15.11	Governing Law	14
	15.12	Liability	14
	15.13	Severability	14
	15.14	Shareholder Approval	14

ii

CINTAS CORPORATION

2005 EQUITY COMPENSATION PLAN

ARTICLE 1
OBJECTIVES

        Cintas Corporation has established this 2005 Equity Compensation Plan effective October 18, 2005 (the "Effective Date"). The purposes of this Plan are to enable the Company and its Subsidiaries to compete successfully in retaining and attracting key employees, Directors and Advisors of outstanding ability, to stimulate the efforts of such persons toward the Company's objectives and to encourage the identification of their interests with those of the Company's shareholders.

ARTICLE 2
DEFINITIONS

        For purposes of this Plan, the following terms shall have the following meanings:

        2.1    "Advisor"    means anyone who provides bona fide advisory or consultation services to the Company other than the offer or sale of securities in a capital-raising transaction.

        2.2    "Award"    means any one or more of the following: (a) Stock Options, (b) Stock Appreciation Rights, in tandem with Stock Options or free-standing; (c) Restricted Stock; (d) Performance Awards; and (e) other awards based in whole or in part by reference to or otherwise based on the Company's Shares, or other securities of the Company or any Subsidiary.

        2.3    "Award Agreement"    means a written agreement setting forth the terms of an Award.

        2.4    "Award Date"    or "Grant Date" means the date designated by the Committee as the date upon which an Award is granted.

        2.5    "Board"    means the Board of Directors of the Company.

        2.6    "Cause"    is defined as including, but not limited to, termination of employment by voluntary action of the Participant without the consent of the Company, insubordination, dishonesty, gross misconduct, theft of or intentional damage to the Company's property, intentional harm to the Company's reputation, material breach of the Participant's duty of fidelity to the Company, excessive use of alcohol on Company premises or during working time, the use of illegal drugs, the commission of a criminal act (other than misdemeanor traffic offenses), willful violation of Company policies or trading in Cintas Shares for personal gain based on knowledge of the Company's activities or results when such information is not available to the general public.

        2.7    "Code"    means the Internal Revenue Code of 1986, as amended, or any successor legislation.

        2.8    "Committee"    means the committee appointed by the Board and consisting of one or more Directors who qualify as Nonemployee Directors as defined by Rule 16b-3(b)(3)(i). To the extent that it is desired that compensation resulting from an Award be excluded from the deduction limitation of Section 162(m) of the Code, all members of the Committee granting an Award also shall be "outside Directors" within the meaning of Section 162(m) of the Code.

        2.9    "Covered Employee"    means an employee covered by Section 162(m) of the Code, which as of the effective date of this Plan includes any individual who, on the last day of the taxable year is the Chief Executive Officer (or person acting in that capacity) or one of the four highest compensated Officers (other than the Chief Executive Officer) as determined under rules of the Securities and Exchange Commission.

        2.10    "Director"    means a member of the Board.

        2.11    "Disability"    means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

        2.12    "Eligible Employee"    means anyone who performs services for the Company or a Subsidiary, including an Officer or Director of the Company or a Subsidiary, compensated on a regular basis by the Company or a Subsidiary, other than one who is receiving Retirement benefits, consulting fees, honorariums and the like from the Company.

        2.13    "Fair Market Value"    means the last closing price for a Share on the NYSE, NASDAQ or any stock exchange or national trading or quotation system on which such sales of Shares are reported. If the Shares are not so traded or reported, Fair Market Value shall be set under procedures established by the Committee.

        2.14    "Incentive Option"    means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

        2.15    "Nonemployee Director"    means each Director of the Company or its subsidiaries, now serving as a Director or elected hereafter, who is not also an employee of the Company or any of its Subsidiaries.

        2.16    "Non-Qualified Option"    means any Stock Option that is not an Incentive Option.

        2.17    "Non-Tandem SAR"    means a Stock Appreciation Right granted without reference to a Stock Option.

        2.18    "Officer"    means the president, principal financial officer, principal accounting officer, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance) or any other officer who performs a significant policy-making function.

        2.19    "Option Price"    means the price per Share at which a Share may be purchased upon the exercise of a Stock Option or an Award.

        2.20    "Other Stock Unit Awards"    shall have the meaning set forth in Section 10.1 hereof.

        2.21    "Participant"    means a person to whom an Award has been made pursuant to this Plan.

        2.22    "Performance Award"    means an Award of Shares or cash conditioned upon meeting performance criteria granted to a Participant pursuant to Article 9.

        2.23    "Performance Period"    means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals established by the Committee with respect to such an Award are to be measured.

        2.24    "Plan"    means this 2005 Equity Compensation Plan, as amended from time to time.

        2.25    "Reference Option"    shall have the meaning set forth in Section 7.1 hereof.

        2.26    "Restricted Stock"    means Shares issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

        2.27    "Restricted Stock Award"    means an Award of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

        2.28    "Retirement"    means termination of employment or service from the Company, other than a termination for Cause or violation of an agreement as specified in Sections 12.1.5 or 12.1.6, respectively, and other than by death or Disability, by an employee or a Director who is at least 65 years of age, or 55 years of age with at least ten years of employment with, or service on the Board of, the Company or a Subsidiary.

2

        2.29    "Rule 16b-3(b)(3)(i)"    mean Securities and Exchange Commission Regulation Section 240.16b-3(b)(3)(i) or any corresponding successor regulations.

        2.30    "Share"    means one share of the Common Stock of Cintas.

        2.31    "Stock Appreciation Right"    or "SAR" means the right to receive, for each unit of the SAR, cash and/or Shares equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the reference price per Share established on the Grant Date of the SAR.

        2.32    "Stock Option"    or "Option" means the right to purchase Shares granted pursuant to Article 6.

        2.33    "Subsidiary"    means any corporation, partnership, joint venture, or other entity of which the Company owns, directly or indirectly, 25% or more of the outstanding voting stock, or comparable equity participation and voting power, or which the Company otherwise controls, by contract or any other means. However, when the term "Subsidiary" is used in the context of an Award of an Incentive Option, the applicable percentage shall be 50%. "Control" means the power to direct or cause the direction of the management and policies of a corporation or other entity.

        2.34    "Tandem SAR"    means a Stock Appreciation Right granted with reference to a Stock Option.

        2.35    "Term"    means the period beginning on an Award Date and ending on the expiration date of such Award.

        2.36    "Transfer"    means alienation, attachment, sale, assignment, pledge, encumbrance, charge or other disposition; and the terms "Transferred" or "Transferable" have corresponding meanings.

ARTICLE 3
ADMINISTRATION

        3.1    The Committee.    This Plan shall be administered and interpreted by the Committee.

        3.2    Awards.    The Committee is authorized to grant the following awards (collectively, the "Awards"):

          3.2.1    Stock Options;

          3.2.2    Stock Appreciation Rights;

          3.2.3    Tandem SARs;

          3.2.4    Restricted and unrestricted Stock Awards;

          3.2.5    Performance Awards; and

          3.2.6    other Awards based in whole or in part by reference to or otherwise based on the Company's Shares, or other securities of the Company or any Subsidiaries.

        3.3    Additional Authority.    The Committee shall have the authority:

          3.3.1    to select the persons to whom Awards may be granted;

          3.3.2    to determine the types and combinations of Awards to be granted;

          3.3.3    to determine the number of Shares or monetary units which may be subject to each Award;

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          3.3.4    to determine the terms and conditions, not inconsistent with terms of this Plan pertaining to Incentive Options of any Award, including, but not limited to, the term, price, exercisability, method of exercise, any restriction or limitation on Transfer, any vesting schedule or acceleration, the application of performance goals as set forth in Section 9.1.2, or any forfeiture provisions or waiver, regarding any Award, and the related Shares, based on such factors as the Committee shall determine; and

          3.3.5    to modify or waive any restrictions or limitations contained in, and grant extensions to the terms of or accelerate the vesting of, any outstanding Award, as long as such modifications, waivers, extensions or accelerations are not inconsistent with terms of this Plan for those Awards intended to be Incentive Options or meet the conditions of Section 162(m) of the Code, but no such changes shall impair the rights of any Participant without his or her consent.

        3.4    Guidelines.    The Committee is authorized to adopt, alter and repeal administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it deems advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan; and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry this Plan into effect.

        3.5    Delegation of Authority.    The Committee may delegate its authority to Officers of the Company and its administrative duties to Officers or employees of the Company except with respect to executive Officers of the Company and except where performance goals for particular compensation grants are intended to be excluded from the deduction limitation imposed by Section 162(m) of the Code.

        3.6    Decisions Final.    Any action, decision, interpretation or determination by or at the direction of the Committee concerning the application or administration of this Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions.

ARTICLE 4
SHARES SUBJECT TO PLAN

        4.1    Shares.    Subject to adjustment as provided in Section 4.2, the number of Shares which may be issued under this Plan shall not exceed 14,000,000 Shares. If any Award granted under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of Shares not acquired that are subject to such Award shall again be available for future grants. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Shares underlying a canceled Stock Option shall be counted against the maximum number of Shares for which Stock Options may be granted to an Eligible Employee or Advisor. The repricing of Stock Options shall be strictly prohibited under this Plan.

        4.2    Adjustment Provisions.

          4.2.1    If the Company shall at any time change the number of issued Shares, without new consideration to the Company, by stock dividend, split, combination, recapitalization, reorganization, exchange of Shares, liquidation or other change in corporate structure affecting the Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the reference price or Fair Market Value for each outstanding Award shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Award shall not be changed.

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          4.2.2    The Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving entity, upon such terms and conditions as it may deem equitable and appropriate.

        4.3    Change of Control.    If a Participant's employment or service is involuntarily terminated without cause (as determined by the Committee in its sole discretion) during the twenty-four month period following a Change in Control of the Company, all outstanding Awards shall become immediately exercisable in full. For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company and other than Richard T. Farmer and James J. Gardner and their respective heirs, lineal descendants, legatees and legal representatives of any of the foregoing and the trustee of any bona fide trust of which one or more of the foregoing are the sole beneficiaries or the grantors thereof, becomes the "beneficial owner," as such term is defined in Rule 13d-3 under that Act, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or (b) during any period of one year (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new Director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

        Notwithstanding any other provision of this Plan, in the event of a Change in Control, the Committee may, in its sole discretion, provide that each Stock Option or SAR shall, upon the occurrence of a Change in Control, be cancelled in exchange for a cash payment to be made within sixty days of the Change in Control in an amount equal to the amount by which the price per Share, or reference price in the case of a SAR, in connection with the Change in Control exceeds the purchase price or reference price per Share under the Award Agreement for any Stock Option or SAR multiplied by the number of Shares granted under the Award Agreement for any Stock Option or SAR.

ARTICLE 5
DURATION OF PLAN

        This Plan shall terminate on the tenth anniversary of the Effective Date, unless terminated sooner by the Board pursuant to Article 14. The provisions of the Plan shall continue operative with respect to all outstanding Awards until their expiration.

ARTICLE 6
STOCK OPTIONS

        6.1    Grants.    Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted shall be designated as either a Non-Qualified Option or an Incentive Option and in each case such Stock Option may or may not include Stock Appreciation Rights. One or more Stock Options and/or SARs may be granted to any Eligible Employee or Advisor, except that no person shall receive during any 12-month period Non-Qualified Stock Options and Stock Appreciation Rights covering more than 200,000 Shares, and only Non-Qualified Options may be granted to Advisors.

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        6.2    Incentive Options.    Any Stock Option designated by the Committee as an Incentive Option will be subject to the general provisions applicable to all Stock Options granted under the Plan plus the following specific provisions:

          6.2.1    If an Incentive Option is granted to a person who owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of the Company and its Subsidiaries, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then

            6.2.1.1    the Option Price must equal at least 110% of the Fair Market Value on the Grant Date; and

            6.2.1.2    the Term of the Incentive Option shall not be greater than five years from the Grant Date.

          6.2.2    The aggregate Fair Market Value of Shares, determined at the Grant Date, with respect to Incentive Options that may be exercised for the first time by any individual during any calendar year under this Plan or any other plan maintained by the Company and its Subsidiaries shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year, under all plans of the Company and its Subsidiaries, exceeds $100,000, such Incentive Options shall be treated as Non-Qualified Options.

          6.2.3    Qualification under the Code.    Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Option under Section 422 of the Code.

          6.2.4    Limitation on Number of Shares.    The aggregate number of Shares under this Plan that may be issued with respect to Incentive Options shall not exceed 14,000,000 Shares.

        6.3    Terms of Stock Options.    Except as otherwise required by Section 6.2, Stock Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan pertaining to Incentive Options and Options intended to meet the conditions of Section 162(m) of the Code, as the Committee shall deem desirable:

          6.3.1    Option Price.    The Option Price shall be determined by the Committee at the time of grant, except that no Incentive Option may be granted for an Option Price less than 100% of Fair Market Value on the Grant Date.

          6.3.2    Option Term.    The Option Term shall be fixed by the Committee, but no Incentive Option shall be exercisable more than ten years after its Award Date.

          6.3.3    Exercisability.    A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be specified in the Award Agreement, provided, however, that a Stock Option may not be exercised as to less than twenty-five Shares at any one time or the total number available for exercise at that time.

          6.3.4    Method of Exercise.    A Stock Option may be exercised in whole or in part at any time during its Term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the Option Price in cash or through the tender of previously-owned Shares which for such purposes shall be valued at their Fair Market Value unless some other form of consideration is authorized by the Committee. Once delivered, an exercise shall be irrevocable.

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          6.3.5    Transferability of Stock Options.    Stock Options shall be Transferable as provided in Article 11.

          6.3.6    Termination.    Stock Options shall terminate in accordance with Article 12.

          6.3.7    Buyout and Settlement Provisions.    The Committee may at any time offer to buy out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish.

        6.4    Award of Non-Qualified Options to Nonemployee Directors.

          6.4.1    Grants.    Each Nonemployee Director shall be granted a Non-Qualified Option for 1,000 Shares, or such other number as may be determined by the Board of Directors from time to time, upon appointment or election as a Director and immediately after each subsequent Annual Shareholders' Meeting if such person is serving as a Director at such time either by virtue of being re-elected or by virtue of serving a term in excess of one year. All grants shall be made on the date of the event giving rise to the Non-Qualified Option. The number of Shares specified herein shall be subject to change in accordance with the adjustment provisions provided by Section 4.2.

          6.4.2    Terms and Conditions of Non-Qualified Options Granted to Nonemployee Directors.

            6.4.2.1    The Term of all Options shall be ten years from the Award Date.

            6.4.2.2    The Option Price of all Options shall be the Fair Market Value of a Share on the Award Date.

            6.4.2.3    All Options shall become exercisable in four equal annual installments commencing on the first anniversary of the date of grant. This right of exercise shall be cumulative and shall be exercisable in whole or in part.

            6.4.2.4    Options held by a Director may be exercised at any time during their ten year period and shall continue to vest during that period if the Director dies or ceases to be a Director by reason of Disability or retires as a Director for any reason other than as set forth in Section 6.4.3. An optionee who ceases to be a Nonemployee Director for any reason other than death, retirement or disability, may exercise the Option at any time within three months after the date of cessation of service as a Director, but only during the ten year Option period and only to the extent that the option holder was entitled to exercise the Option at the time of such cessation. The Committee, at its sole discretion, may permit particular holders of Options to exercise an Option to a greater extent than provided herein.

            6.4.2.5    All Options shall be exercisable in the manner provided in Subsection 6.3.4.

            6.4.2.6    All Options shall be Transferable as provided in Article 11 and shall terminate in accordance with Article 12.

          6.4.3    Automatic Termination of Director's Option.    Notwithstanding anything contained herein to the contrary, if at any time a Director holding an Option granted under this Plan becomes an employee, officer or director of or a consultant to an entity which the Committee determines is a competitor of the Company or if the Board determines that the Option should be terminated for Cause, such Option shall automatically terminate as of the date such conflicting relationship was established or such Board determination is made. For purposes of this Section 6.4.3 only, "Cause" means dishonesty, gross misconduct, theft of or intentional damage to the Company's property, intentional harm to the Company's reputation, breach of fiduciary duty to the Company, the commission of a criminal act or trading in Cintas Shares for personal gain based on knowledge of the Company's activities or results when such information is not available to the general public.

          6.4.4    Replacement of Existing Option Plans.    Upon effectiveness of this Plan, no further Options shall be granted pursuant to the Company's 1999 Stock Option Plan and its 2003 Directors' Stock Option Plan.

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ARTICLE 7
STOCK APPRECIATION RIGHTS

        7.1    Grants.    The Committee may, in its discretion, grant SARs to any Eligible Employee, Advisor and/or Nonemployee Director. A SAR may be granted either with or without reference to all or any part of a Stock Option. A "Tandem SAR" is a SAR granted with reference to a Stock Option (the "Reference Option"). A "Non-Tandem SAR" is a SAR granted without reference to a Stock Option. If the Reference Option is a Non-Qualified Option, a Tandem SAR may be granted at or after the date of the Reference Option; if the Reference Option is an Incentive Option, the Grant Date of a Tandem SAR must be the same as the Grant Date of the Reference Option. Any SAR shall have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

        7.2    Term.    A Tandem SAR shall terminate and no longer be exercisable upon the termination of its Reference Option. A Non-Tandem SAR may have a Term no longer than ten years from its Grant Date.

        7.3    Exercise.    A Tandem SAR may only be exercisable at the times and, in whole or in part, to the extent that its Reference Option is exercisable. The exercise of a Tandem SAR shall automatically result in the surrender of the applicable portion of its Reference Option. A Non-Tandem SAR shall be exercisable in whole or in part as provided in its Award Agreement. Written notice of any exercise must be given in the form prescribed by the Committee.

        7.4    Payment.    For purposes of payment of a SAR, the reference price per Share shall be the Option Price of the Reference Option in the case of a Tandem SAR and shall be the Fair Market Value of a Share on the Grant Date in the case of a Non-Tandem SAR. The time and form of payment shall be provided in the Award Agreement.

        7.5    Transferability.    SARs shall be Transferable as provided in Article 11.

        7.6    Termination.    SARs shall terminate in accordance with the provisions of Article 12.

ARTICLE 8
RESTRICTED AND UNRESTRICTED STOCK AWARDS

        8.1    Grants of Restricted Stock Awards.    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee, Advisor and/or Nonemployee Director. Such grants may be pursuant to the terms of agreements conditioning the grant of the Award upon attainment of specified performance goals as set forth in Section 9.1.2. The Committee may grant Restricted Stock Awards subject to the attainment of specified performance goals as set forth in Section 9.1.2, continued employment or such other limitations or restrictions as the Committee may determine. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares.

        8.2    Terms and Conditions of Restricted Stock Awards.    After they are granted, Restricted Stock Awards shall be subject to the following provisions:

          8.2.1    Issuance of Shares.    Shares of Restricted Stock may be issued immediately upon grant or upon vesting as determined by the Committee. Unless otherwise determined by the Committee, Shares of Restricted Stock shall vest after the third anniversary of the date of grant. Vesting may also be conditioned upon the attainment of specified performance goals as set forth in Section 9.1.2, continued employment or such other limitations or restrictions as the Committee may determine.

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          8.2.2    Stock Powers and Custody.    If any stock certificates are issued in respect of Shares of Restricted Stock awarded under this Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may also require that the certificates evidencing Restricted Stock be held in custody by the Company until the restrictions on them shall have lapsed. The Company may also require the Participant to deliver a stock power endorsed in blank relating to the certificates evidencing Restricted Stock and such stock be held in custody by the Company until the restrictions on them have lapsed.

          8.2.3    Shareholder Rights.    Participants receiving Restricted Stock Awards shall be entitled to dividend and voting rights for the Restricted Stock held by them while it is outstanding unless otherwise determined by the Committee at the time of grant.

          8.2.4    Transferability.    Restricted Stock Awards shall be Transferable as provided in Article 11.

          8.2.5    Termination.    Restricted Stock Awards shall terminate in accordance with the provisions of Article 12.

        8.3    Unrestricted Stock Awards.    The Committee may make Awards of unrestricted Shares to key Eligible Employees, Advisors and/or Nonemployee Directors in recognition of outstanding achievements or contributions by such employees and/or Advisors. Unrestricted Shares issued on a bonus basis may be issued for no cash consideration. Each certificate for unrestricted Shares shall be registered in the name of the Participant and delivered to the Participant.

ARTICLE 9
PERFORMANCE AWARDS

        9.1    Performance Awards.

          9.1.1    Grant.    In addition to Restricted Stock Awards granted pursuant to Article 8, the Committee may, in its discretion, grant Performance Awards to Eligible Employees and Advisors. A Performance Award shall consist of the right to receive either Shares or cash of an equivalent value, or a combination of both, at the end of a specified Performance Period or a fixed dollar amount payable in cash or Shares, or a combination of both, at the end of a specified Performance Period. The Committee shall determine the Eligible Employees and Advisors to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the period during which, and the conditions under which, a Participant's Performance Award will vest, and the other terms and conditions of the Performance Award in addition to those set forth in Subsection 9.2.

          9.1.2    Criteria for Awards.    The Committee may condition the grant or vesting of a Performance Award upon the attainment of specified performance goals, including but not limited to, appreciation in the Fair Market Value, book value or other measure of value of the Shares; the performance of the Company or groups within the Company based on increases in sales, earnings (which may include an add back for taxes, interest, and/or depreciation and amortization), operating earnings, profit margins, earnings per Share, cash flow, favorable comparison to established budgets, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, market share, comparisons with various stock market indices, reduction in costs or a combination of such factors; personal performance measures or such other similar factors or criteria as the Committee shall determine.

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        9.2    Terms and Conditions of Performance Awards.    Performance Awards shall be subject to the following terms and conditions:

          9.2.1    Dividends.    Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to dividends declared during the Performance Period with respect to any Shares covered by a Performance Award will be paid to the Participant.

          9.2.2    Payment.    Subject to the provisions of the Award Agreement and this Plan, at the expiration of the Performance Period, Share certificates, cash or a combination of both, as set forth in the Award Agreement, shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures set forth in the Award Agreement.

          9.2.3    Transferability.    Performance Awards shall be Transferable as provided in Article 11.

          9.2.4    Termination.    Performance Awards shall terminate in accordance with Article 12.

ARTICLE 10
OTHER STOCK UNIT AWARDS

        10.1   The Committee is authorized to grant to employees of the Company and its affiliates, either alone or in addition to other Awards granted under this Plan, Awards of Shares or other securities of the Company or any Subsidiary of the Company and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other securities of the Company or any Subsidiary of the Company ("Other Stock Unit Awards"). Other Stock Unit Awards may be paid in cash, Shares, other property or in a combination thereof, as set forth in the Award Agreement.

        10.2   The Committee shall determine the employees to whom Other Stock Unit Awards are to be made, the times at which such Awards are to be made, the number of Shares to be granted pursuant to such Awards and all other conditions of such Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient. The recipient shall not be permitted to sell, assign, Transfer, pledge, or otherwise encumber the Shares or other securities which constitute Other Stock Unit Awards prior to the later of: (i) the date on which the Shares or other securities are issued, or (ii) the date on which any applicable restrictions, performance or deferral period lapses. Shares (including securities convertible into Shares) and other securities granted pursuant to Other Stock Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) and other securities purchased pursuant to purchase rights granted pursuant to Other Stock Unit Awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the Fair Market Value of such Shares or other securities on the Grant Date, unless the Committee otherwise elects. Unless the Committee determines otherwise, Other Stock Unit Awards granted under this Plan shall have a vesting period of not less than one year.

ARTICLE 11
TRANSFERABILITY OF AWARDS

        Awards and benefits payable under this Plan shall not be Transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, Transferred or otherwise encumbered or disposed of except by will or the laws of descent and distribution or, except in the case of an Incentive Option, by a domestic relations order pursuant to Section 414(p)(1)(B) of the Code. Awards shall be exercisable during a Participant's lifetime only as set forth in the preceding sentence by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

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        Notwithstanding the above, the Committee may, with respect to particular Awards, other than Incentive Options, establish or modify the terms of the Awards to allow the Awards to be Transferred, at the request of the Participant, to trusts established by the Participant or as to which the Participant is a grantor or to family members of the Participant or otherwise for personal and tax planning purposes of the Participant. If the Committee allows such Transfer, such Awards shall not be exercisable for a period of not less than six months following the action of the Committee. To the extent the Committee action allowing such Transfer occurs within the last six months of the Term of any Award granted under this Plan, the Term of such Award shall automatically be extended for a period necessary to accommodate the exercise limitation discussed in the preceding sentence or by such other period as determined by the Committee. In no event can a SAR be Transferred if it was issued as a Tandem SAR with an Incentive Option as a Reference Option unless the SAR is Transferred with the Incentive Option and the Transfer satisfies the other terms of this Plan.

ARTICLE 12
TERMINATION OF AWARDS

        12.1    Termination of Awards.    An Award will terminate as follows:

          12.1.1    Upon exercise or expiration by its terms.

          12.1.2    Upon termination of employment for reasons other than Cause, the then-exercisable portion of any Award will terminate on the 60th day after the date of termination. The portion not exercisable will terminate on the date of termination of employment. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment. In the case of Incentive Options, however, a contract with the Participant providing for re-employment must be in place in order for the leave of absence to not be considered a termination of employment.

          12.1.3    An Award held by an Eligible Employee may be exercised, to the extent then exercisable upon termination, within one year after termination of employment in the following circumstances:

            12.1.3.1    after death that occurs while employed or within sixty days after termination of employment for any reason other than for Cause;

            12.1.3.2    the employee becomes subject to Permanent and Total Disability while employed; or

            12.1.3.3    Retirement.

        In the case of Retirement, any exercise of an Incentive Option more than 90 days after the date of Retirement will cause the Incentive Option to lose the tax-favored benefits generally provided to Incentive Options.

        Awards may be exercised in such circumstances by the person or the person's estate or guardian or those persons to whom the Award may be Transferred by will or the laws of descent and distribution as appropriate.

          12.1.4    Awards shall terminate immediately if employment is terminated for Cause.

          12.1.5    If an individual holding an Award violates any term of any written employment, confidentiality or noncompetition agreement between the Company and that person, all existing Awards held by such person will terminate immediately. In addition, if at any time of such violation such person has exercised an Award for Shares but has not received certificates for the Shares to be issued, the Company may void the Award and its exercise. Any such actions by the Company shall be

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  in addition to, and not in lieu of, any other rights or remedies available to the Company in such circumstances.

          12.1.6    If an Eligible Employee holding an Award violates any covenant in any confidentiality, non-solicitation, non-competition, employment or similar agreement or arrangement with the Company or any of its subsidiaries, that person will pay to the Company, within 30 days after receiving written notice from the Company, an amount equal to the gross amount gained, realized or obtained by that person's exercise or grant of any portion of any Award exercised or granted in the 24 months prior to such violation.

        12.2    Acceleration of Vesting and Extension of Exercise Period Upon Termination.

          12.2.1    Notwithstanding anything contained in this Article 12, upon the termination of employment of a Participant, the Committee may, in its sole discretion, accelerate the vesting of all or part of any Awards held by such terminated Participant, or Transferred by the Participant in accordance with Article 11, so that such Awards are fully or partially exercisable as of the date of termination, and may also extend the permitted exercise period of such Awards for up to five years from the date of termination, but in no event longer than the original expiration date of such Award. Under the Code, extensions of the Term of Incentive Options will cause the Option to become non-qualified unless the exercise price is reset to be at least equal to the Fair Market Value on the date of extension and the other requirements of an Incentive Option are satisfied at that time.

          12.2.2    Except as provided in Section 12.2.1 or Section 4.2, in no event will the continuation of the exercisability of an Award beyond the date of termination of employment allow the Participant, or his or her beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Award than could have been purchased on the date that employment was terminated.

        12.3    Additional Terms.    The Committee, in its discretion, may as to any particular outstanding Award or upon the grant of any Award, establish terms and conditions which are different from those otherwise contained in this Article 12, by, without limitation, providing that upon termination of employment for any designated reason, vesting may occur in whole or in part at such time and that such Award may be exercised for any period during the remaining Term of the Award, not to exceed ten years from the Date of Grant. This Section 12.3 shall not apply to Incentive Options.

ARTICLE 13
DEFERRALS

        The Committee may permit recipients of Awards to defer the distribution of all or part of any Award in accordance with such terms and conditions as shall be set forth in the Award Agreement.

ARTICLE 14
TERMINATION OR AMENDMENT OF PLAN

        Notwithstanding any other provisions hereof to the contrary, the Board may assume responsibilities otherwise assigned to the Committee and may at any time, amend, in whole or in part, any provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Participant. No amendment shall, without shareholder approval, increase the number of Shares available under the Plan, increase the number of Shares for which Incentive Options may be granted, cause the Plan or any Award granted to Covered Employees under the Plan to fail to meet the conditions for exclusion of application of the $1,000,000 deduction limitation imposed by Section 162(m) of the Code where the Award was granted with the intention of avoiding such limitations, or without the consent of the

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Participant, cause any Incentive Option to fail to qualify as an "Incentive Stock Option" as defined by Section 422 of the Code.

ARTICLE 15
GENERAL PROVISIONS

        15.1    No Right to Continued Employment or Business Relationship.    Neither the establishment of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continue in the employ of, or in any business relationship with, the Company or any Subsidiary, or interfere in any way with the right of the Company or any Subsidiary to terminate such employment or business relationship at any time.

        15.2    No Right to Award.    No Eligible Employee, Advisor or Nonemployee Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award or Stock Option. Neither the Award nor any benefits arising out of this Plan shall constitute part of a Participant's employment or service contract with the Company or any Affiliate and, accordingly, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Company without giving rise to liability on the part of the Company or any Affiliate for severance payments.

        15.3    No Claim/Uniformity.    Except as provided in Section 6.4, no Eligible Employee, Advisor or Nonemployee Director shall have any claim to receive any Award under this Plan, and there is no obligation for uniformity of treatment of Participants under this Plan.

        15.4    Acceptance of Award Agreement.    The prospective recipient of any Award under this Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have accepted an Award Agreement or other instrument evidencing the Award.

        15.5    Certificates for Shares.    All certificates for Shares delivered under this Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates to make appropriate reference to such restrictions.

        15.6    No Offer to Sell Securities.    No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the federal securities laws and any other laws to which such offer, if made, would be subject.

        15.7    Other Plans.    The value of, or income arising from, any Awards issued under this Plan shall not be treated as compensation for purposes of any pension, profit sharing, life insurance, Disability or other Retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

        15.8    Withholding of Taxes.    The Company may deduct from any payment to be made pursuant to this Plan, or the Company may otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, or at any time thereafter as requested by the Company (including without limitation at such time that a Participant makes an election under section 83(b) of the Code), payment by the Participant of any Federal, state, local or foreign taxes required by law to be withheld.

13

The Company may withhold from payroll and/or any other amounts payable to the Participant all sums required to satisfy such tax obligations.

        15.9    Reimbursement of Taxes.    The Committee may provide in its discretion that the Company may reimburse a Participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an Award issued under this Plan.

        15.10    Grants to Covered Employees.    Notwithstanding anything to the contrary in this Plan, Awards granted under the Plan to Covered Employees may be granted in a manner such that the Company's income tax deduction for the compensation attributable to the Awards is not limited to the deduction restriction imposed by Section 162(m) of the Code.

        15.11    Governing Law.    This Plan and actions taken in connection with it shall be governed by the laws of Ohio without regard to the principles of conflict of laws.

        15.12    Liability.    No employee of the Company nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to this Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

        15.13    Severability.    If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

        15.14    Shareholder Approval.    This Plan is contingent upon approval by shareholders at the Company's 2005 Annual Shareholders' Meeting. If such approval is not obtained, this Plan shall become null and void and any Awards made pursuant to it shall become null and void.

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FRONT OF CARD

CINTAS CORPORATION	PROXY FOR ANNUAL MEETING
6800 Cintas Blvd., P.O. Box 625737, Cincinnati, Ohio 45262-5737

        The undersigned hereby appoints RICHARD T. FARMER, ROBERT J. KOHLHEPP, and WILLIAM C. GALE, or any of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote as specified below and, in their discretion, upon such other business as may properly come before the Annual Meeting of Shareholders of Cintas Corporation and at any adjournment of such Meeting. The Meeting will be held October 18, 2005, at 10:00 a.m. (Eastern Time) at the Company's Headquarters, 6800 Cintas Boulevard, Cincinnati, Ohio.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5.

1.
Authority to elect nine nominees listed below.
☐	FOR all nominees listed below (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Richard T. Farmer; Robert J. Kohlhepp; Scott D. Farmer; Paul R. Carter; Gerald V. Dirvin; Robert J. Herbold; Joyce Hergenhan; Roger L. Howe; David C. Phillips

WRITE THE NAME OF ANY NOMINEE(S) FOR
WHOM AUTHORITY TO VOTE IS WITHHELD
2.
Approval of the 2005 Equity Compensation Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
Ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2006.
☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
Proposal to adopt a policy that the Chairman of the Board of Directors be an independent director who has not previously served as an executive officer of Cintas.
☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
Proposal to adopt a policy that the director nominees be elected by the affirmative vote of the majority of votes cast at the annual meeting of shareholders.
☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued on other side)

BACK OF CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 and 5.

, 2005

Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

QuickLinks

  GENERAL INFORMATION
  ELECTION OF DIRECTORS
  CORPORATE GOVERNANCE
  THE AUDIT COMMITTEE
  AUDIT COMMITTEE REPORT
  THE COMPENSATION COMMITTEE
  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
  THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
  PRINCIPAL SHAREHOLDERS
  DIRECTOR AND EXECUTIVE OFFICER INFORMATION
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SUMMARY COMPENSATION TABLE
  CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Item 3 on the Proxy Card)
  PERFORMANCE GRAPH
  OTHER ITEMS TO BE VOTED ON BY SHAREHOLDERS
  QUESTIONS?
Table of Contents
CINTAS CORPORATION
2005 EQUITY COMPENSATION PLAN
ARTICLE 1 OBJECTIVES
ARTICLE 2 DEFINITIONS
ARTICLE 3 ADMINISTRATION
ARTICLE 4 SHARES SUBJECT TO PLAN
ARTICLE 5 DURATION OF PLAN
ARTICLE 6 STOCK OPTIONS
ARTICLE 7 STOCK APPRECIATION RIGHTS
ARTICLE 8 RESTRICTED AND UNRESTRICTED STOCK AWARDS
ARTICLE 9 PERFORMANCE AWARDS
ARTICLE 10 OTHER STOCK UNIT AWARDS
ARTICLE 11 TRANSFERABILITY OF AWARDS
ARTICLE 12 TERMINATION OF AWARDS
ARTICLE 13 DEFERRALS
ARTICLE 14 TERMINATION OR AMENDMENT OF PLAN
ARTICLE 15 GENERAL PROVISIONS